Exhibit 99.1
EXECUTION VERSION

SECOND AMENDMENT dated as of June 22, 2017 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 28, 2014 (as heretofore amended, the “Credit Agreement”), among MARATHON OIL CORPORATION, a Delaware corporation, the LENDERS party thereto, THE ROYAL BANK OF SCOTLAND PLC, as syndication agent, CITIBANK, N.A., MORGAN STANLEY SENIOR FUNDING, INC. and THE BANK OF NOVA SCOTIA, as documentation agents, and JPMORGAN CHASE BANK, N.A., as administrative agent.
WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower has requested that the Credit Agreement be amended (a) with respect to the Extending Lenders (as defined below), to extend the Termination Date to May 28, 2021 (and to disregard such extension for the purpose of the limit on the number of times an extension may be requested under Section 2.18 of the Credit Agreement) and (b) to add to the Credit Agreement certain provisions required in agreements to which EEA Financial Institutions are party;
WHEREAS, the Extending Lenders, constituting the Required Lenders, the Administrative Agent, the Swingline Lender and each Issuing Bank are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein; and
WHEREAS, JPMCB has been appointed to act as sole lead arranger and sole bookrunner for this Amendment (in such capacities, the “Amendment Arranger”).
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 2.     Termination Date Extension. (a) Each Person listed on Schedule A hereto (collectively, the “Extending Lenders”), the Swingline Lender and each Issuing Bank agrees that, on and as of the Amendment Effective Date (as defined below), the Termination Date with respect to such Extending Lender, the Swingline Lender and such Issuing Bank shall be May 28, 2021 (or, if such date is not a Eurodollar Business Day, the next preceding Eurodollar Business Day). Any Person that shall have been a Lender as of the Amendment Effective Date but shall not be an Extending Lender shall constitute a Declining Lender for all purposes of Section 2.18 of the Credit Agreement, and the provisions of the sixth, seventh and eighth sentences of such Section 2.18 shall apply as if the extension of the Termination Date effected hereby had been effected pursuant to such Section. It is agreed that the extension of the Termination Date effected hereby shall not reduce the number of occasions on which the Borrower may further extend the Termination Date in accordance with the terms and conditions of Section 2.18 of the Credit Agreement.
(b) Each party hereto acknowledges and agrees that the amount of each Lender’s Commitment as of the Amendment Effective Date shall be as set forth on Schedule A hereto and that, on and as of Amendment Effective Date, Schedule A hereto sets forth all the Commitments of all the Lenders (and no Person whose name does not appear on such Schedule shall have, or shall be deemed to have, as of the Amendment Effective Date, a Commitment under the Credit Agreement).
(c) Each party hereto acknowledges and agrees that, on the Amendment Effective Date, the Percentages of the Lenders shall automatically be redetermined to give effect to Schedule A hereto. Without limiting the foregoing, each Lender further acknowledges and agrees that, on the Amendment Effective Date and without any further action on the part of any Person, each Issuing Bank shall be deemed to have granted to such Lender, and such Lender shall have acquired from such Issuing Bank, a participation in each Letter of Credit (and the related Letter of Credit Liabilities) issued by such Issuing Bank and outstanding on the Amendment Effective Date equal to such Lender’s Percentage (as so automatically redetermined on the Amendment Effective Date) thereof.
SECTION 3.     Amendments to the Credit Agreement. Effective as of the Amendment Effective Date:
(a) Section 1.01 of the Credit Agreement is hereby amended to insert in the appropriate alphabetical order the following defined terms:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any entity established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an entity described in clause (a) of this definition, or (c) any entity established in an EEA Member Country that is a subsidiary of an entity described in clause (a) or (b) above and is subject to consolidated supervision with its parent.
“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b) The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended (i) to delete the word “or” immediately prior to close (d) thereof and to add the following immediately after clause (d) thereof: “or (e) has, or has a parent company that has, become the subject of a Bail-In Action”.
(c) Article XI of the Credit Agreement is hereby amended by adding the following new Section 9.20 at the end thereof:
“SECTION 9.20. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any related agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising hereunder may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an EEA Financial Institution; and
(b) the effects of any Bail-in Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;
(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
SECTION 4.     Representations and Warranties. The Borrower represents and warrants to the Lenders that:
(a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action. This Amendment constitutes a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) On and as of the Amendment Effective Date, before and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement (and treating all references therein to (i) “this Agreement” as references to “each of this Agreement and the Second Amendment” and (ii) “the Effective Date” as references to “the Second Amendment Effective Date”) are true in all material respects (except to the extent (A) any such representations or warranties are expressly limited to an earlier date, in which case such representations and warranties continue to be true and correct in all material respects as of such specified earlier date or (B) such representations or warranties are qualified by a materiality standard, in which case such representations and warranties are true in all respects).
(c) On and as of the Amendment Effective Date, before and after giving effect to this Amendment, no Default has occurred and is continuing.
SECTION 5.     Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which:
(a) the Administrative Agent shall have received from the Borrower, the Swingline Lender, each Issuing Bank and each Extending Lender (which Extending Lenders shall constitute at least the Required Lenders) either a counterpart of this Amendment signed on behalf of such party or facsimile or other written confirmation satisfactory to the Administrative Agent confirming that such party has signed a counterpart of this Amendment;
(b) the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Borrower and the corporate authority for and the authorization of this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent;
(c) the Administrative Agent shall have received a certificate, dated the Amendment Effective Date, of a financial officer of the Borrower confirming the accuracy of the representations and warranties set forth in Section 4 of this Amendment;

(d) the Borrower shall have paid to the Administrative Agent for the account of each Extending Lender, the fees required to be paid on the Amendment Effective Date pursuant to any fee letters separately agreed with the Amendment Arranger in connection with this Amendment; and
(e) the Borrower shall have paid to (i) the Administrative Agent and the Amendment Arranger, for their own accounts, all reasonable and documented fees and disbursements of counsel required to be paid by it pursuant to Section 9.03 of the Credit Agreement and Section 6(c) hereof for which reasonably detailed invoices have been presented to the Borrower on or before the date that is one day prior to the Amendment Effective Date and (ii) the Amendment Arranger, for its own account, all fees required to be paid by it on or before the Amendment Effective Date in the amounts heretofore mutually agreed.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 6.     Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Swingline Lender, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.
(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.
(c) It is agreed that the Amendment Arranger and its Related Parties shall be entitled to the benefits of Sections 9.03(a) and 9.03(b) of the Credit Agreement with respect to the arrangement of this Amendment, the preparation, execution and delivery of this Amendment and other matters relating to or arising out of this Amendment to the same extent as the Administrative Agent and its Related Parties are entitled to the benefits of such Sections in respect of the preparation of the Credit Agreement or other matters relating to or arising out of the Credit Agreement.
SECTION 7.     Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 9.     Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

MARATHON OIL CORPORATION,
by:	/s/ Morris R. Clark
Name: Morris R. Clark
Title: Vice President and Treasurer of Marathon Oil Corporation

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

JPMORGAN CHASE BANK, N.A., individually and as the Swingline Lender, an Issuing Bank and the Administrative Agent,
by:	/s/ Debra Hrelja
Name: Debra Hrelja
Title: Vice President

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

Mizuho Bank, Ltd.

by:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

CITIBANK, N.A. as Issuing Bank and Lender

by:	/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

MORGAN STANLEY BANK, N.A.

by:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

The Bank of Nova Scotia

by:	/s/ John Frazell
Name: John Frazell
Title: Director

For any Lender requiring a second signature block:

by:
Name:
Title:

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

Toronto Dominion (TEXAS) LLC

by:	/s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

For any Lender requiring a second signature block:

by:
Name:
Title:

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by:	/s/ Todd Vaubel
Name: Todd Vaubel
Title: Director

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender: GOLDMAN SACHS BANK USA
as a Lender:
by:	/s/ Josh Rosenthal
Name: Josh Rosenthal
Title: Authorized Signatory

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

HSBC Bank USA, National Association

by:	/s/ John M. Robinson
Name: John M. Robinson
Title: Managing Director

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

PNC BANK, NATIONAL ASSOCIATION

by:	/s/ Denise S. Davis
Name: Denise S. Davis
Title: Vice President

For any Lender requiring a second signature block:

by:
Name:
Title:

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

ROYAL BANK OF CANADA

by:	/s/ Mark Lumpkin Jr.
Name: Mark Lumpkin Jr.
Title: Authorized Signatory

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

SOCIETE GENERALE

by:	/s/ Diego Medina
Name: Diego Medina
Title: Director

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

U.S. BANK NATIONAL ASSOCIATION

by:	/s/ Mark Salierno
Name: Mark Salierno
Title: Vice President

For any Lender requiring a second signature block:

by:
Name:
Title:

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

DNB Capital, LLC

by:	/s/ James Grubb
Name: James Grubb
Title: Vice President

by:	/s/ Rob Dupree
Name: Rob Dupree
Title: Senior Vice President

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

THE BANK OF NEW YORK MELLON,
as a Lender
by:	/s/ Hussam S. Alsahlani
Name: Hussam S. Alsahlani
Title: Vice President

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Lloyds Bank plc

By:	/s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President Transaction Execution Category A P003

By:	/s/ Erin Walsh
Name: Erin Walsh
Title: Assistant Vice President Transaction Execution Category A W004

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

Credit Suisse AG, Cayman Islands Branch

by:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

For any Lender requiring a second signature block:

by:	/s/ Lea Baerlocher
Name: Lea Baerlocher
Title: Authorized Signatory

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

Standard Chartered Bank

by:	/s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director
Standard Chartered Bank

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Sumitomo Mitsui Banking Corporation, as Lender:

by:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

BNP PARIBAS

by:	/s/ Ann Rhoads
Name: Ann Rhoads
Title: Managing Director

by:	/s/ Sriram Chandrasekaran
Name: Sriram Chandrasekaran
Title: Director

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

Fifth Third Bank

by:	/s/ Jonathan H. Lee
Name: Jonathan H. Lee
Title: Director

For any Lender requiring a second signature block:

by:
Name:
Title:

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

LENDER SIGNATURE PAGE TO
SECOND AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):

The Northern Trust Company

by:	/s/ Keith L. Burson
Name: Keith L. Burson
Title: Senior Vice President

For any Lender requiring a second signature block:

by:
Name:
Title:

[Second Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

SCHEDULE A

Commitments

Lender	Commitment
JPMorgan Chase Bank, N.A.	$252,000,000
Mizuho Bank, Ltd.	$252,000,000
Citibank, N.A.	$252,000,000
Morgan Stanley Bank, N.A.	$252,000,000
The Bank of Nova Scotia	$252,000,000
Toronto Dominion (TEXAS) LLC	$252,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$165,000,000
Goldman Sachs Bank USA	$165,000,000
HSBC Bank USA, National Association	$165,000,000
PNC Bank, National Association	$165,000,000
Royal Bank of Canada	$165,000,000
Societe Generale	$165,000,000
U.S. Bank National Association	$165,000,000
DNB Capital, LLC	$93,000,000
The Bank of New York Mellon	$72,000,000
Lloyds Bank plc	$72,000,000
Credit Suisse AG, Cayman Islands Branch	$72,000,000
Standard Chartered Bank	$72,000,000
Sumitomo Mitsui Banking Corporation	$72,000,000
BNP Paribas	$60,000,000
Fifth Third Bank	$60,000,000
The Northern Trust Company	$60,000,000
Total	$3,300,000,000